Exhibit 99.2

Q1 2016 Earnings January 20, 2015

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our planned sale of the Circuit Protection Devices business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that we do not realize the anticipated benefits from the sale of the Broadband Network Solutions business; the risk that the sale of the Circuit Protection Devices business may not be consummated, or if consummated, we do not realize the anticipated benefits from such transaction; and the risk that the conditions precedent to our proposed tax litigation settlement with the IRS relating to our intercompany debt dispute are not met and the intercompany debt dispute is not settled. More detailed information about these and other factors is set forth in our Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Performing well in a challenging macro environment Sales above the midpoint of Guidance, down 7% Y/Y and down 2% organically to $2.83B Adjusted EPS of $0.84, above the high end of Guidance, down 6% Y/Y and flat at constant currency Results above Guidance driven by Transportation and SubCom FX headwinds Y/Y: $184M sales and $0.05 EPS Returned $1.4B to shareholders including $1.3B in share buybacks Free cash flow of $237M Excluding SubCom, Book-to-Bill of 1.04 and orders increased 3% sequentially Business highlights Continued strong performance in Transportation with sales above expectations Industrial remains sluggish with inventory corrections continuing to impact end markets Continued execution of our harsh strategy Last year’s acquisitions in the sensors and medical markets gaining momentum Announced the sale of the Circuit Protection business; on track to close in Q2 Organic Sales Growth, Adjusted EPS, Adjusted EPS in Constant Currency and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Q1 2016 Summary 3

FY15 FY16 Q1 Q4 Q1 Transportation 1,668 1,480 1,583 Industrial 818 720 728 Communications Ex SubCom 515 448 408 Total TE Ex SubCom 3,001 2,648 2,719 Total TE Ex SubCom @ Constant Currency 2,846 2,653 2,758 Book to Bill Ex SubCom 1.03 0.95 1.04 Segment Orders Summary ($ in millions) 4 Stabilization in order trends with strong book to bill Q1 3% sequential growth in orders driven by Transportation Industrial orders stabilizing; Slightly better than expected OEM orders more than offset weaker distribution orders Book to bill of 1.04 with all segments exceeding 1.0

Y/Y Growth Rates Actual Organic Automotive $1,141 (7)% 1% Commercial Transportation 185 (11)% (5)% Sensors 181 1% 9% Transportation Solutions $1,507 (7)% 1% $ in Millions Sales TE Automotive sales performance driven by strength in EMEA and North America offsetting weakness in China Commercial Transportation impacted by continued weakness in global construction and agriculture markets and the North America heavy truck markets Sensors momentum in automotive across multiple applications; Acquisition rationale playing out as expected Adjusted Operating Margin above Guidance expectations; Y/Y impacted by product mix and investment for growth Business Performance Actual Down 7% Organic Up 1% Actual Organic Orders $1,583 (5)% 3% Adjusted Operating Margin Adjusted Operating Income $280M, Down 17% Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 * * FY16 Sensors includes an extra 2 weeks of sales due to the timing of the Measurement Specialties acquisition in FY15 (Closed October 9th, 2014) 20.9% 18.6% Q1 2015 Q1 2016 $1,612 $1,507 Q1 2015 Q1 2016

Y/Y Growth Rates Actual Organic Industrial Equipment $289 (7)% (7)% Aerospace & Defense 218 (6)% (3)% Oil and Gas 34 (44)% (44)% Energy 168 (7)% 4% Industrial Solutions $709 (10)% (6)% $ in Millions Sales EMEA strength driven by Energy and Industrial Equipment; North America and China impacted by corrections in the supply chain Distribution channel driving Y/Y declines; OEM business performance as expected Oil and Gas market remains weak Adjusted Operating Margin down Y/Y as expected with declines in Oil and Gas business Business Performance Actual Down 10% Organic Down 6% Actual Organic Orders $728 (11)% (8)% Adjusted Operating Margin Adjusted Operating Income $78M, Down 20% Industrial Solutions 6 Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 12.5% 11.0% Q1 2015 Q1 2016 $784 $709 Q1 2015 Q1 2016

Y/Y Growth Rates Actual Organic SubCom $222 66% 66% Appliances 131 (17)% (13)% Data & Devices 264 (27)% (25)% Communications Solutions $617 (6)% (3)% $ in Millions Sales SubCom upside driven by an early program completion; multiple programs remain in force Appliances impacted by significant weakness in Asia and supply chain corrections in the Americas Data & Devices decline Y/Y due to product exits, sluggish market in China and inventory corrections Adjusted Operating Margin in line with expectations excluding the impact of the early SubCom program completion Business Performance Actual Down 6% Organic Down 3% Actual Organic Orders ex SubCom $408 (21)% (18)% Adjusted Operating Margin Adjusted Operating Income $86M, Up 30% 7 Communications Solutions Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 10.1% 13.9% Q1 2015 Q1 2016 $653 $617 Q1 2015 Q1 2016

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions, except per share amounts) Q1 FY15 Q1 FY16 Net Sales $ 3,049 $ 2,833 Operating Income $ 425 $ 398 Acquisition Related Charges 51 6 Restructuring & Other Charges, net 25 40 Adjusted Operating Income $ 501 $ 444 Operating Margin 13.9% 14.0% Adjusted Operating Margin 16.4% 15.7% GAAP Earnings Per Share $ 1.05 $ 0.83 Acquisition Related Charges 0.09 0.01 Restructuring & Other Charges, net 0.06 0.07 Tax Items (0.31) (0.07) Adjusted EPS $ 0.89 $ 0.84 Adjusted EPS decline driven by foreign currency headwinds of $0.05 Q1 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. TE Operating Advantage (TEOA) 9 Adjusted EBITDA Margin Adjusted Margin resiliency in a challenging macro environment 21.4% 20.8% Q1 2015 Q1 2016 34.3% 33.4% Q1 2015 Q1 2016 $79 $237 Q1 2015 Q1 2016 16.4% 15.7% Q1 2015 Q1 2016

Q2 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Automotive growth expected across regions and above 1% global auto production; Commercial Transportation strength in EMEA offsetting weaker North America
Industrial Solutions	Down Mid Single Digits Down Mid Single Digits Organic	• Industrial Solutions continues to be impacted by the slowdown in China, supply chain adjustments and Oil and Gas weakness
Communications Solutions	Down Low Double Digits Down High Single Digits Organic	• Communications impacted by weak China, supply chain adjustments and product exits • SubCom Y/Y growth continues with execution on programs in force
TE Connectivity	Sales $2.88B to $3.08B Adjusted EPS $0.84 to $0.92	• Sales down 3% and down 1% organic Y/Y at midpoint • Sales impacted by $73M FX headwind Y/Y • Adjusted EPS down 3% at midpoint, includes ~$0.03 FX headwind

Continued China weakness and supply chain adjustments impacting Q2 sales

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

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FY16 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Mid Single Digits Up High Single Digits Organic	• Transportation remains strong with high single digit Automotive organic growth expected on 2% global auto production growth • Industrial and distribution inventory corrections expected to be completed in Q2 with growth expected in second half • Communications impacted by sale of Circuit Protection and product exits • SubCom sales expected to be up low double digits Y/Y
Industrial Solutions	Flat Y/Y Up Low Single Digits Organic	
Communications Solutions	Down High Single Digits Down Low Single Digits Organic	
TE Connectivity	Sales of $11.9B - $12.7B Adjusted EPS of $3.80 - $4.20	• Sales up 1% at midpoint, up 4% organic at midpoint • FX impacting sales by ~$344M Y/Y • Adjusted EPS up 11% at midpoint, with ~$0.13 FX headwind • Includes a 53rd week, which will occur in the 4th quarter

Sales Up 4% Organically, with 15% Adjusted EPS Growth Y/Y in Constant Currency

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth, Adjusted EPS and Adjusted EPS in Constant Currency are non-GAAP measures; see Appendix for description and reconciliation.

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Additional Information 12

Y/Y Q1 2016 13 Sales (in millions) Adjusted EPS Q1 2015 Results (Recast in March 23, 2015 Form 8-K) $3,049 $0.89 FX Impact (184) (0.05) Operational Performance (32) - Q1 2016 Results $2,833 $0.84 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Y/Y Q2 2016 14 Sales (in millions) Adjusted EPS Q2 2015 Results $3,082 $0.91 FX Impact (73) (0.03) Operational Performance (29) - Q2 2016 Guidance $2,980 $0.88 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Guidance Range Sales $2.88B - $3.08B Adjusted EPS $0.84 - $0.92

Y/Y 2016 15 Sales (in millions) Adjusted EPS 2015 Results $12,233 $3.60 FX Impact (344) (0.13) Operational Performance, Including Share Buyback 411 0.53 2016 Guidance* $12,300 $4.00 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * 53 Week Year Guidance Range Sales $11.9B - $12.7B Adjusted EPS $3.80 - $4.20

Liquidity Summary ($ in Millions) Q1 2016 Q1 2015 Beginning Cash Balance $3,329 $2,457 Free Cash Flow 237 79 Dividends (127) (118) Share repurchases (1,249) (155) Acquisitions, net of cash required - (1,511) Repayment of long-term debt - (223) Net increase in commercial paper - 270 Proceeds from exercise of share options 34 16 Other (1) 53 Ending Cash Balance $2,223 $868 Total Debt $3,870 $4,133 ($ in Millions) Q1 2016 Q1 2015 Cash from Continuing Operations $367 $205 Capital expenditures, net Tax payments, net (138) 8 (130) 4 Free Cash Flow $237 $79 A/R - $ $1,878 $2,036 Days Sales Outstanding* 61 60 Inventory (Excl. CIP) - $ $1,606 $1,686 Days on Hand* 78 75 Accounts Payable - $ $1,108 $1,252 Days Outstanding* 54 56 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q1 Balance Sheet & Cash Flow Summary 16

Appendix 17

Non-GAAP Measures “Organic Sales Growth,” “Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income in Constant Currency,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share in Constant Currency,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income in Constant Currency – represents Adjusted Operating Income excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our operating income. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. 18

Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales (the most comparable GAAP measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted EBITDA and Adjusted EBITDA Margin to give investors a perspective in assessing our operating performance, trends, and the comparability of our results between periods. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating Free Cash Flow. Free Cash Flow subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Measures (cont.) 19

20 Segment Summary for the Quarter Ended December 25, 2015 Operating Adjusted Operating Y/Y Actual Y/Y Organic Margin for the Margin for the December 25, December 26, Sales Sales Quarter Ended Quarter Ended Segment 2015 2014 Growth Growth (1) December 25, 2015 December 25, 2015 (1) Transportation Solutions 1,507 $ 1,612 $ (6.5) % 0.9% 17.3% 18.6 % Industrial Solutions 709 784 (9.6) (6.3) 9.3 11.0 Communications Solutions 617 653 (5.5) (3.0) 11.5 13.9 Total 2,833 $ 3,049 $ (7.1) % (1.8) % 14.0% 15.7% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

Reconciliation of Net Sales Growth– Q1 16 vs. Q1 15

	Change in Net Sales for the Quarter Ended December 25, 2015 versus Net Sales for the Quarter Ended December 26, 2014						Percentage of Segment's Total Net Sales for the Quarter Ended December 25, 2015
	Organic [1]		Translation [2]	Acquisitions	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 10	0.8 %	$ (93)	$ -	$ (83)	(6.8) %	76 %
Commercial Transportation	(11)	(5.2)	(13)	-	(24)	(11.5)	12
Sensors	16	9.1	(14)	-	2	1.1	12
Total	15	0.9	(120)	-	(105)	(6.5)	100 %
Industrial Solutions [3]:							
Aerospace, Defense, Oil, and Gas:							
Aerospace and Defense	(6)	(2.7)	(12)	5	(13)	(5.5)	30
Oil and Gas	(27)	(44.2)	-	-	(27)	(44.2)	5
Aerospace, Defense, Oil, and Gas total	(33)	(11.2)	(12)	5	(40)	(13.7)	35
Industrial Equipment	(22)	(7.1)	(16)	16	(22)	(7.1)	41
Energy	6	3.5	(19)	-	(13)	(7.2)	24
Total	(49)	(6.3)	(47)	21	(75)	(9.6)	100 %
Communications Solutions [3]:							
Data and Devices	(88)	(24.6)	(9)	-	(97)	(26.9)	43
Subsea Communications	88	65.7	-	-	88	65.7	36
Appliances	(20)	(13.4)	(7)	-	(27)	(17.1)	21
Total	(20)	(3.0)	(16)	-	(36)	(5.5)	100 %
Total	$ (54)	(1.8) %	$ (183)	$ 21	$ (216)	(7.1) %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 25, 2015 22 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 261 $ 3 $ 16 $ - $ 280 $ Industrial Solutions 66 3 9 - 78 Communications Solutions 71 - 15 - 86 Total 398 $ 6 $ 40 $ - $ 444 $ Operating Margin 14.0% 15.7% Other Income, Net 8 $ - $ - $ - $ 8 $ Income Tax Expense (58) $ (2) $ (12) $ (28) $ (100) $ Effective Tax Rate 15.2% 23.4% Income from Continuing Operations 324 $ 4 $ 28 $ (28) $ 328 $ Diluted Earnings per Share from Continuing Operations 0.83 $ 0.01 $ 0.07 $ (0.07) $ 0.84 $ Adjustments ($ in millions, except per share data) (2) See description of non-GAAP measures contained in this Appendix. (1) Income tax benefits related to deferred tax assets recognized in connection with the anticipated sale of the Circuit Protection Devices business.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 26, 2014 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 295 $ 41 $ 1 $ - $ 337 $ Industrial Solutions 86 10 2 - 98 Communications Solutions 44 - 22 - 66 Total 425 $ 51 $ 25 $ - $ 501 $ Operating Margin 13.9% 16.4% Other Income (Expense), Net (70) $ - $ - $ 83 $ 13 $ Income Tax (Expense) Benefit 109 $ (14) $ (1) $ (211) $ (117) $ Effective Tax Rate NM (4) 24.1% Income from Continuing Operations 435 $ 37 $ 24 $ (128) $ 368 $ Diluted Earnings per Share from Continuing Operations 1.05 $ 0.09 $ 0.06 $ (0.31) $ 0.89 $ (4) Not meaningful. (1) Includes $24 million of acquisition and integration costs and $27 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) Includes $189 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $83 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2015 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 323 $ 10 $ - $ - $ 333 $ Industrial Solutions 84 12 16 - 112 Communications Solutions 41 - 20 - 61 Total 448 $ 22 $ 36 $ - $ 506 $ Operating Margin 14.5% 16.4% Other Income (Expense), Net (5) $ - $ - $ 11 $ 6 $ Income Tax Expense (94) $ (4) $ (10) $ 5 $ (103) $ Effective Tax Rate 22.9% 21.5% Income from Continuing Operations 316 $ 18 $ 26 $ 16 $ 376 $ Diluted Earnings per Share from Continuing Operations 0.77 $ 0.04 $ 0.06 $ 0.04 $ 0.91 $ (1) Includes $6 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $14 million of acquisition and integration costs, and $2 million of restructuring costs. (2) Includes an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business. Also includes an income tax benefit associated with the settlement of audits of prior year income tax returns and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,193 $ 61 $ 39 $ - $ 1,293 $ Industrial Solutions 352 33 44 - 429 Communications Solutions 204 - 66 - 270 Total 1,749 $ 94 $ 149 $ - $ 1,992 $ Operating Margin 14.3% 16.3% Other Income (Expense), Net (55) $ - $ - $ 84 $ 29 $ Income Tax Expense (337) $ (22) $ (29) $ (36) $ (424) $ Effective Tax Rate 21.4% 22.3% Income from Continuing Operations 1,238 $ 72 $ 120 $ 48 $ 1,478 $ Diluted Earnings per Share from Continuing Operations 3.01 $ 0.18 $ 0.29 $ 0.12 $ 3.60 $ (2) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business. ($ in millions, except per share data) (1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs. Adjustments (3) See description of non-GAAP measures contained in this Appendix.

Reconciliation of Gross Margin & Gross Margin Percentage 26 December 25, September 25, December 26, 2015 2015 2014 Net Sales 2,833 $ 2,984 $ 3,049 $ Cost of Sales 1,888 2,016 2,029 Gross Margin 945 968 1,020 Gross Margin Percentage 33.4% 32.4% 33.5% Acquisition Related Charges 1 2 27 Adjusted Gross Margin (1) 946 $ 970 $ 1,047 $ Adjusted Gross Margin Percentage (1) 33.4% 32.5% 34.3% (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 27 December 25, December 26, 2015 2014 Net cash provided by continuing operating activities 367 $ 205 $ Capital expenditures, net (138) (130) Payments related to pre-separation U.S. tax matters, net 1 4 Payments related to income taxes on the sale of the Broadband Network Solutions business 7 - Free cash flow (1) 237 $ 79 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended (in millions)

Reconciliation of Adjusted EBITDA Margin 28 December 25, December 26, 2015 2014 Net Income 353 $ 472 $ (Income) from discontinued operations (29) (37) Income tax expense (benefit) 58 (109) Other (income) expense, net (8) 70 Interest expense 30 34 Interest income (6) (5) Operating Income 398 $ 425 $ Acquisition related charges 6 51 Restructuring and other charges, net 40 25 Adjusted Operating Income (1) 444 $ 501 $ Depreciation and amortization (2) 145 150 Adjusted EBITDA (1) 589 $ 651 $ Net Sales 2,833 $ 3,049 $ Net income as a % of net sales 12.5% 15.5% Adjusted EBITDA margin (1) 20.8% 21.4% (1) See description of non-GAAP measures contained in this Appendix. (2) Excludes $1 million and $10 million of non-cash amortization associated with fair value adjustments related to acquired customer order backlog for the quarters ended December 25, 2015 and December 26, 2014, respectively, as these charges are included in the acquisition related charges line. For the Quarters Ended ($ in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q2 2016 and Fiscal 2016 29 Outlook for Quarter Ending March 25, Outlook for 2016 Fiscal 2016 Diluted earnings per share from continuing operations Connectivity Ltd. (GAAP) $0.78 - $0.86 $3.66 - $4.06 Restructuring and other charges, net 0.05 0.18 Acquisition related charges 0.01 0.03 Tax items - (0.07) Adjusted diluted earnings per share from continuing operations (non-GAAP) (1) $0.84 - $0.92 $3.80 - $4.20 Net sales growth (GAAP) (7) - 0% (3) - 4% Translation 2 3 (Acquisitions) divestitures 1 1 Organic net sales growth (non-GAAP) (1) (4) - 3% 1 - 8% (1) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q1 2016, Q2 2016 and Fiscal 2016 30 Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Quarter ended December 26, 2014 3,049 $ 501 $ 0.89 $ Impact of changes in foreign currency exchange rates (184) (2) (30) (0.05) Operational performance (32) (27) - Quarter ended December 25, 2015 2,833 $ 444 $ 0.84 $ Net Sales Adjusted EPS (1) Quarter ended March 27, 2015 3,082 $ 0.91 $ Impact of changes in foreign currency exchange rates (73) (0.03) Operational performance (29) - Outlook for the quarter ending March 25, 2016 (3) 2,980 $ 0.88 $ Net Sales Adjusted EPS (1) Year ended September 25, 2015 12,233 $ 3.60 Impact of changes in foreign currency exchange rates (344) (0.13) Operational performance 411 0.53 Outlook for the year ending September 30, 2016 (3) 12,300 $ 4.00 $ (3) Outlook is as of January 20, 2016. (in millions, except per share data) (in millions, except per share data) (in millions, except per share data) (1) See description of non-GAAP measures contained in this Appendix. (2) Includes $1 million impact of changes in foreign currency exchange rates on sales from acquisitions.